UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2015

Republic Airways Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-49697 06-1449146
(Commission File Number) (IRS Employer Identification No.)

8909 Purdue Road
Suite 300
Indianapolis, IN 46268
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (317) 484-6000

None.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On Tuesday, June 9, 2015, the registrant's management conducted a presentation at the Embassy Suites Indianapolis-North, 3912 Vincennes Road, Indianapolis, IN 46268 for the 2015 Annual Meeting of Stockholders.
A copy of the presentation slides of Republic Airways Holdings Inc. (the "Company") are furnished here as Exhibit 99.1 and are incorporated herein by reference.
The presentation slides furnished as Exhibit 99.1 contain financial measures that are not calculated in accordance with accounting principles generally accepted in the United States (GAAP). Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the presentation slides.
The non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Management, however, believes that these non-GAAP financial measures, when used in conjunction with the results presented in accordance with GAAP, may provide a more complete understanding of the Company's results and may facilitate a fuller analysis of the Company's results, particularly in evaluating performance from one period to another. Management has chosen to provide this supplemental information to investors, analysts, and other interested parties to enable them to perform additional analysis of results and to illustrate the results giving effect to the non-GAAP adjustments shown in the reconciliations. Management strongly encourages investors to review the Company's consolidated financial statements and publicly filed reports in their entirety and cautions investors that the non-GAAP measures used by the Company may differ from similar measures used by other companies, even when similar terms are used to identify such measures.
The information contained in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly stated by specific reference in such filing.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits:

Exhibit Number	Description

99.1	Presentation provided by the Company at the 2015 Annual Meeting of Stockholders on June 9, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC AIRWAYS HOLDINGS INC.
By:    /s/ Timothy P. Dooley
Name:    Timothy P. Dooley

Title:	Executive Vice President and Chief Financial Officer

Dated: June 9, 2015

EXHIBIT INDEX

Exhibit         Number Description

99.1	Presentation provided by the Company at the 2015 Annual Meeting of Stockholders on June 9, 2015.